UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 16, 2012

GEORGIA-CAROLINA BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-22981	58-2326075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 Wheeler Road, Augusta, Georgia		30909
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(706) 731-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On March 16, 2012, Georgia-Carolina Bancshares, Inc. (the “Company”) dismissed Cherry, Bekaert & Holland, L.L.P. (“CBH”) as its principal independent registered accounting firm. The decision to dismiss CBH was approved by the Company's Audit Committee.

In each of the Company's past two fiscal years ended December 31, 2011 and December 31, 2010, CBH's report on the consolidated financial statements of the Company did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In each of the Company's past two fiscal years ended December 31, 2011 and December 31, 2010 and through March 16, 2012, there were no disagreements, as that term is defined in Item 304(a)(l)(iv) and the related instructions of Regulation S-K, promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, with CBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of CBH, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

In each of the Company's past two fiscal years ended December 31, 2011 and December 31, 2010 and through March 16, 2012, there were no “reportable events”, as that term is defined in Item 304(a)(l)(v) of Regulation S-K, that were reported by CBH to the Company.

On March 16, 2012, the Company provided CBH with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that CBH furnish it with a letter addressed to the SEC stating whether it agrees with the statements contained in this report, and if not, stating the respects in which it does not agree. A copy of a letter received from CBH in response to such request, which is dated March 21, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 16, 2012 the Company's Audit Committee approved the selection of Crowe Horwath LLP as its principal independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2012 and authorized management to move forward with such engagement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Index	Description

16.1	Letter from Cherry, Bekaert & Holland, L.L.P. to the U.S. Securities and Exchange Commission, dated March 21, 2012, stating its agreement with the statements made in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.

Dated: March 22, 2012	By:	/s/ Remer Y. Brinson III
Remer Y. Brinson III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Index	Description

16.1	Letter from Cherry, Bekaert & Holland, L.L.P. to the U.S. Securities and Exchange Commission, dated March 21, 2012, stating its agreement with the statements made in this report.